As of the date of this Prospectus Supplement, the Company has determined to pay interest for each of the three Certificate years prior to the initial maturity date at the following rates, instead of the lesser rate provided in the
Certificate:


                                                           If Interest is
                         If Interest is   If Interest is   Compounded
                         Paid Quarterly   Paid Annually    Annually
                         --------------   --------------   --------------
Year 1                        5.20%            5.25%            5.35%
Year 2                        5.45             5.50             5.60
Year 3                        5.70             5.75             5.85


However, if the holder surrenders the Certificate during the three-year maturity period, the rate of interest earned for the period prior to surrender will be 3.50% per annum rather than the rate indicated above. For holders who have elected to have interest paid quarterly or annually, and who surrender their Certificate during the three-year maturity period, the amount paid upon surrender may be less than the amount invested (the face amount of the Certificate) if and to the extent the amount of interest payable at 3.5% per annum since the last interest payment date is less than the difference between
(1) the amount previously paid out at the rates set forth in the above table and
(2) the amount that would have been paid at the rate of 3.5% per annum.

Prospectus Supplement Dated December 29, 1995